UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ		07310
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (201) 984-7085

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 14, 2019, Aaron Tam resigned as the Interim Co-Chief Financial Officer of SITO Mobile, Ltd. (the “Company”).

William Seagrave, Chief Operating Officer and Interim Co-Chief Financial Officer of the Company, will continue his service with the Company as Chief Operating Officer and Interim Chief Financial Officer. The Company is continuing to seek a suitable candidate to serve as its permanent Chief Financial Officer.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: January 17, 2019	/s/ William Seagrave
Name: William Seagrave
Title: Chief Operating Officer and Interim Chief Financial Officer

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